Avant Tracking Fund

a series of Northern Lights Variable Trust

Class 1 shares

Class 2 shares

Supplement dated August 15, 2011
to the Prospectus dated April 29, 2011

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The following additional disclosure is added to footnote number 3 to the "Acquired Fund Fee and Expenses" line item in the table entitled Annual Fund Operating Expenses in the section of the Prospectus entitled FUND SUMMARY.

The acquired fund fees and expenses estimate does not include the cost of investing in underlying funds, like commodity pools, that are not investment companies.  The Fund estimates that these underlying fund expenses, if presented, would be 0.50%.  This estimate does not include performance-based fees, which cannot be meaningfully estimated.

The following additional disclosures are added to the section entitled FUND SUMMARY - Principal Investment Risks in the Prospectus.

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Regulatory Change Risk:  Recently, the Commodity Futures Trading Commission ("CFTC") has proposed changes to Rule 4.5 under the Commodity Exchange Act which, if adopted, could require the Fund and the Subsidiary to register with the CFTC.  Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

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Taxation Risk:  By investing in Gold bullion indirectly through the Subsidiary, the Fund will obtain exposure to the Gold bullion markets within the federal tax requirements that apply to the Fund.  However, because the Subsidiary is a controlled foreign corporation, any income received from its investments, including Underlying Funds, will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

The following additional disclosures are added to the section entitled ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – PRINCIPAL INVESTMENT RISKS in the Prospectus.

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Regulatory Change Risk:  The Fund has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under Rule 4.5 of the Commodity Exchange Act, as amended, with respect to the Fund's operation.  Recently, the Commodity Futures Trading Commission ("CFTC") has proposed a change to Rule 4.5, and other regulations which, if adopted, could require the Fund and the Subsidiary to register with the CFTC.  Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

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Taxation Risk:  By investing in Gold bullion indirectly through the Subsidiary, the Fund will obtain exposure to the Gold bullion markets within the federal tax requirements that apply to the Fund.  The Subsidiary is classified as a controlled foreign corporation for US tax purposes.  Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses.  However, because the Subsidiary is a controlled foreign corporation any income received from its investments, including Underlying Funds, will be passed through to the Fund as ordinary income.

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This Supplement, the Prospectus and Statement of Additional Information both dated April 29, 2011, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and Statement of Additional Information both dated April 29, 2011, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-727-5651.